THIS UNSECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

Dallas, Texas
October 21, 2005

LOCAL TELECOM SYSTEMS, INC.
UNSECURED PROMISSORY NOTE

Local Telecom Systems, Inc., (Signature, Inc.) a Nevada corporation (the "Company"), for value received, hereby promises to pay to Robert B. Thomson (the "Holder"), located at 221 Saint Ann Drive Suite #2, Mandeville, Louisiana 70471, the principal amount of One-Hundred-Ten Thousand and no/100 Dollars ($110,000) (the "Loan Amount"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

Terms of the Promissory Note (the "Note").

Interest Rate. The rate of interest hereunder ("Interest Rate") shall be eighteen percent (18%) per annum and shall be computed on the basis of a 365 day year for the actual number of days elapsed. Interest shall be paid monthly beginning on November 30, 2005, and due on the 30th day of month thereafter.

Payment. The Loan Amount plus all accrued but previously unpaid interest thereon shall become due and payable on the earliest of (i) April 21, 2006 (the "Maturity Date"), (ii) immediately prior to the closing of the acquisition of a majority of stock of the Company by another entity by means of a transaction or a series of related transactions or (iii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company stockholders of record prior to such acquisition or sale set forth in (ii) and (iii) above shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale ("Due Date"). Payment shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

Prepayment. The Company may elect to repay this Note with no premium or penalty.

Default Interest. From and after the Due Date, the Corporation shall pay interest on the unpaid principal balance of this Note at eighteen percent (18%) per annum.

Events of Default. If any of the events specified in this Section 2 shall occur (herein individually referred to as an "Event of Default"), then the Holder may declare the entire

principal and all accrued and unpaid interest hereon immediately due and payable, by notice in writing to the Corporation:

(a) Default in the payment of any principal or interest on this Note when due and payable; or

(b) The institution by the Corporation of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official for the Corporation, or for any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Corporation in furtherance of any such action.

The Corporation waives any and all notices in connection with this Note, including but not limited to notice of intent to accelerate, notice of acceleration, and notice of nonpayment.

Security. The indebtedness evidenced by this Note shall be unsecured with no collateral pledged against the indebtedness.

Priority. The indebtedness evidenced by this Note shall not be senior in right of payment to any prior payment of the Corporation's existing Indebtedness, as hereinafter defined.

Indebtedness. As used in this Note, the term "Indebtedness" shall mean the principal of and accrued and unpaid interest on all indebtedness of the Corporation to banks, insurance companies, other financial institutions or other lenders, which is for money borrowed by the Corporation; provided.

Default on Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of the Corporation, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Indebtedness, then no amount shall be paid by the Corporation in respect of the principal of or interest of its Indebtedness at the time outstanding, unless and until the principal of and interest on the Note then outstanding shall be paid in full. If there occurs an event of default that has been declared in writing with respect to any Indebtedness, or in the instrument under which any Indebtedness is outstanding, permitting the holder of such Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within three (3) months after the happening of such event of default, the maturity of such Indebtedness shall not have been accelerated.

Series "D" Warrant. Contemporaneous with the execution of this note the Company shall issue a Series "D" Warrant for the purchase of the of 600,000 shares of the Company's

common stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning October 21,2005, and expiring, if unexercised, on October 21, 2008.

Miscellaneous.

Transfer of Note. This Note shall not be transferable or assignable in any manner, except to affiliates of Holder, and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

Titles and Subtitles. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

Notices. Any notice required or permitted under this Note shall be deemed delivered if in writing and delivered personally or three (3) days after being sent by certified mail, return receipt requested, to the Holder. For purposes hereof, the address of the Holder shall be Frank Robert B. Thomson, 221 Saint Ann Drive, Suite #2, Mandeville, Louisiana 70471, Attn.: Peter Barrios and the address for the Company shall be 1845 Woodall Rogers, Suite 1020, Dallas, Texas 75201, Attn.: William R. Miertschin. The Company and the Holder may each change their respective address effective ten (10) days following notice of such change provided in accordance with this Section 3.3.

Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

Amendments and Waivers. This Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any amendment or waiver affected in accordance with this Section 3.5 shall be binding upon the Holder of this Note, each future holder of all such securities and the Company.

Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to its conflicts of laws principles.

Usury. It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of this Note. Accordingly, if any transaction or transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows: (i) the provisions of this paragraph shall govern and control; (ii) the aggregate of all interest under applicable laws that is contracted for, charged or received under this Note shall

under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the Holder by the Company (or, if such consideration shall have been paid in full, such excess shall be promptly refunded to the Holder by the Company) (iii) neither the Company nor any other person or entity now or hereafter liable in connection with this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by the applicable usury laws; and (iv) the effective rate of interest shall be ipso facto reduced to the maximum lawful interest rate.

Date: October 21, 2005

LOCAL TELECOM SYSTEMS, INC.,
a Nevada corporation

By:______________________________
Name: Patrick McGeeney
Title: CEO of Signature Financial, Inc.

By:______________________________
Name: William R. Miertschin
Title: Chief Executive Officer

GUARANTY: PATRICK A. MCGEENEY

For and in consideration of good and valuable considerations paid to **PATRICK A. MCGEENEY,** ("Guarantor"), the receipt and sufficiency of which considerations are hereby acknowledged, and for the purpose of enabling **LOCAL TELECOM SYSTEMS, INC.,** A Nevada Corporation, whose address is 1845 Woodall Rodgers, Suite 1020, Dallas, Texas 75201 ("Debtor"), to borrow certain funds from **ROBERT B. THOMSON** ("Holder"), whose address is 221 Saint Ann Drive Suite #2, Mandeville, Louisiana 70471, and recognizing that, but for this Guaranty, such loan would not be made by Holder to Debtor, Guarantor hereby unconditionally guarantees, to Holder the prompt payment when due at maturity of the following (herein called the "Obligations"): (i) that certain promissory note of even date herewith ("Note"), made by Debtor, payable to the order of Holder in the principal sum of **ONE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($110,000)** including all principal, interest and attorneys' fees which may be or become due or owing on or under or in connection with said Note, and all renewals, rearrangements, additions and extensions thereof and of any part thereof ("Obligations"); and (ii) all costs, attorneys' fees and expenses incurred by Holder in collecting any of the Obligations or due to any default in the performance of the Obligations or in enforcing any right granted hereunder.

All amounts becoming payable by Guarantor to Holder under this Guaranty shall be payable at 221 Saint Ann Drive Suite #2, Mandeville, Louisiana 70471or such other place as Holder may from time to time designate.

In each event whenever any of the Obligations shall become due and remain unpaid (howsoever the maturity thereof may have occurred), Guarantor will, on demand, pay the amount due thereon to Holder, without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by Holder of this Guaranty or of the creating or incurring of such indebtedness. Guarantor specifically agrees that it shall not be necessary or required in order to enforce Guarantor's obligations under this Guaranty that Holder have made demand for payment upon Debtor or any other person liable thereon or have made protest thereof or have given notice to Debtor or any other party liable thereon of maturity or nonpayment of the Obligations.

Guarantor specifically waives any notice of acceptance of this Guaranty by Holder and of the creation, advancement, existence, extension, renewal or rearrangement of the Obligations, or

increase or reduction of the rate of interest thereon, or any indulgence with respect to the Obligations, or any part thereof, and of nonpayment thereof or default thereon, and waives grace, demand, protest, presentment and notice of demand, protest, and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, or any part thereof, may be accelerated, extended, modified, amended or renewed or any other indulgence may be granted with respect thereto by Holder at its will or as may be agreed by Debtor without notice to or further consent by Guarantor, at any time or times.

Guarantor agrees that no renewal, extension, increase or rearrangement of or any other indulgence with respect to the Obligations, or any part thereof, or increase or reduction of the rate of interest thereon, no subordination of all or any part of any security now or hereafter held by Holder for payment of all or any part of the Obligations, no release of or substitution for any security or other guaranty now or hereafter held by Holder for payment of the Obligations, or of any part thereof, no release of Debtor, or of any other person primarily or secondarily liable on the Obligations, or any part thereof, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefore or guaranty thereof or under this Guaranty shall in any manner impair or affect the rights of Holder or the obligations and liability of Guarantor hereunder. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that Holder file suit or proceed to obtain or assert a claim for personal judgment against Debtor for the Obligations or make any effort at collection of the Obligations from Debtor or foreclose against or seek to realize upon any security now or hereafter existing for the Obligations or file suit or proceed to obtain or assert a claim for personal judgment against any other party (maker, guarantors, endorser or surety) liable for the Obligations or make any effort at collection of the Obligations from any such other party or exercise or assert any other right or remedy to which Holder is or may be entitled in connection with the Obligations or any security or other guaranty therefore or assert or file any claim against the assets or estate of Debtor or any other Guarantor or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment of said Obligations by Guarantor hereunder, or at any time thereafter. Guarantor expressly waives any right to the benefit of or to require or control application of any security or the proceeds of any security now existing or hereafter obtained by Holder as security for the Obligations, or any part thereof, and agrees that Holder shall have no duty insofar as Guarantor is concerned to apply upon any of the Obligations any monies, payments or other property at any time received by or paid to or in the possession of Holder, except as Holder shall determine in its sole discretion. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Holder by reason of any action Holder may take or omit to take in connection with the Obligations, the collection of any sums or amounts herein mentioned, or in connection with any security or any other guaranty at any time existing therefore, except for the gross negligence or willful misconduct of

Holder.

Guarantor agrees to the terms, provisions and conditions of the Note and of any renewal, extension, modification or rearrangement note or other agreements which may have been or may hereafter be executed by Debtor evidencing or in connection with the Obligations or any part thereof, and agrees that Guarantor's liability hereunder shall in no manner be affected, impaired or released by reason of any term, provision or condition of any such note or other agreement or by failure, refusal or omission of Holder to enforce or observe any of same or any action taken or omitted to be taken by Holder pursuant thereto or in connection therewith.

Guarantor absolutely and unconditionally covenants and agrees that in the event that Debtor does not or is unable so to pay or perform the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Debtor, or the disaffirmance or termination of any of the Obligations in or as a result of any such proceeding, Guarantor shall pay and perform the Obligations to the extent provided for herein and that no such occurrence shall in any way affect Guarantor's obligations hereunder.

In the event any payment of Debtor to Holder is held to constitute a preference under the bankruptcy laws, or if for any other reason Holder is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to Holder shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Holder upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

All payments made upon the Obligations at any time shall be deemed to have been paid by Debtor unless express notice in writing is given to Holder at the time of payment by Guarantor that Holder has been paid by Guarantor. The payment by Guarantor of any amount pursuant to this Guaranty shall not in anywise entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations or any proceeds thereof, or any security therefore, unless and until the full amount owing to Holder on the Obligations has been fully paid, but when the same has been fully paid Guarantor shall be subrogated as to any payments made by them to the rights of Holder as against Debtor and/or any endorsers, sureties or other guarantors.

Guarantor agrees, to the full extent he may legally do so, that suit may be brought against Guarantor with or without making Debtor a party to such suit (as Holder may elect).

Guarantor waives all defenses given to sureties or guarantors at law or in equity other

than actual payment of the Obligations. The failure by Holder to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Debtor or of any other or others shall not affect the liability of Guarantor hereunder.

This Guaranty is intended for and shall inure to the benefit of Holder and each and every other person who shall from time to time be or become the owner or holder of any of the Obligations hereby guaranteed, and each and every reference herein to "Holder" shall also include and refer to each and every successor or assignee of Holder at anytime holding or owning any part of or interest in any part of the Obligations hereby guaranteed. This Guaranty shall be transferable, it being understood and stipulated that upon the assignment or transfer by Holder of any of the Obligations (or any part thereof or interest therein thus transferred or assigned by Holder), the assignee shall also, unless provided otherwise by Holder in its assignment, have and may exercise all the rights granted to Holder under this Guaranty to the extent of the part of or interest in the Obligations thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of Holder hereunder.

If any of the following events occur or be continuing:

(a) An event of default occurs under the terms of the Obligations and continues beyond the time provided therein for the curing of such default, or

(b) If Guarantor defaults in the performance or observance of any agreement, covenant, term or condition contained herein, or

(c) If Guarantor makes an assignment for the benefit of creditors, or

(d) If Guarantor petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate or assets or of any substantial part of the business, estate or assets of Guarantor or commences any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether nor or hereafter in effect, or

(e) If any such petition or application is filed or any such proceedings are commenced against any Guarantor and any Guarantor, by any act, indicates his or its approval thereof, consent thereto, to acquiescence therein, or an order is entered appointing any such trustee or receiver, or adjudicating any Guarantor bankrupt or insolvent or approving the petition in any such proceedings, and such order remains in effect for more than sixty (60) days,

Then an event of default under this Guaranty shall have occurred and Holder may, at its option, declare the Obligations to be, and the Obligations shall thereupon be and become forthwith, due and payable together with interest accrued thereon under the terms of and with the effect provided in the Obligations and this Guaranty.

Any notice or demand to Guarantor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, certified mail, return receipt requested, postage prepaid and addressed to Guarantor at the address of Guarantor shown below; but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

However, no provision or term of the Obligations shall ever be construed to create a contract by Guarantor to pay as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged to individuals by the applicable federal law or laws of the State of Texas. Guarantor shall never be liable for interest in excess of the maximum rate that may lawfully be charged under the laws of the State of Texas, and this provision shall control over any other provision of this Guaranty in apparent conflict herewith. It is hereby expressly stipulated and agreed to be the intent of both Guarantor and Holder to at all times comply with the usury and all other laws relating to this Guaranty and the instruments securing the indebtedness, now or hereafter in effect in the State of Texas, and any subsequent judicial interpretation thereof to the extent that same are made applicable thereto.

The rights of Holder are cumulative and shall not be exhausted by its exercise of any of its rights hereunder or otherwise against Guarantor or by any number of successive actions until and unless all indebtedness had been paid, all Obligations have been performed and the obligations of each Guarantor hereunder have been performed.

This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of Texas in all respects and shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Holder and Guarantor.

This Guaranty shall bind the heirs, personal representatives, successors and assigns of Guarantor and shall inure to the benefit of all transferees, credit participants, assignees, and/or endorsees of Holder. The use of any gender herein shall include the other genders. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

This Guaranty may be executed in one or more counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty by signing any such counterpart.

EXECUTED as of the 21ST day of October, 2005.

GUARANTOR:

____

PATRICK A. MCGEENEY
1845 Woodall Rodgers
Suite 1020
Dallas, Texas 75201